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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                  ------------

                                    FORM 8-K

                                  ------------

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

                Date of Report (Date of Earliest Event Reported):
                               September 19, 2006

                                 REMOTEMDX, INC.

             (Exact name of registrant as specified in its charter)

                           Commission File No. 0-23153

                      Utah                                87-0543981

         (State or other jurisdiction of         (IRS Employer Identification
                 incorporation)                             Number)

                           150 West Civic Center Drive
                                    Suite 400
                                Sandy, Utah 84070
               (Address of principal executive offices, Zip Code)

       Registrant's telephone number, including area code: (801) 563-7171

   Former name or former address, if changed since last report: Not Applicable


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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Item 8.01      Other Events

RemoteMDx,  Inc., Subsidiary Announces State of South Carolina Offender Tracking
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Contract
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         On September 19, 2006, RemoteMDx, Inc. (the "Registrant") announced that its subsidiary, SecureAlert, Inc. ("SecureAlert"), had secured a state-wide contract with South Carolina for the provision of offender tracking services. With SecureAlert's single unit tracking device and 24-hour, seven-day-a-week monitoring service, introduced to the criminal justice market in July 2006, SecureAlert has received overwhelming response to its product and service. Through September 19, 2006, SecureAlert had a backlog of orders derived from in excess of 125 municipalities, counties and state agencies. SecureAlert has deployed products in the past eight weeks that monitor approximately 1,500 parolees from its 24/7 monitoring center in Utah, and SecureAlert management expects that number to grow to 3,500 parolees by the end of September. By the end of 2006, SecureAlert's management anticipates that approximately 20,000 parolees will be monitored by SecureAlert, which represents approximately $58 million in annualized revenues.

         To the knowledge of the Registrant, SecureAlert is the only company with offender monitoring products and services that meet the minimum standards of the recently enacted federal "Adam Walsh Child Protection and Safety Act of 2006" sex offender legislation.

         The South Carolina contract has just been awarded to SecureAlert, and will be in effect for five years. South Carolina has budgeted $4.2 million per year dedicated to the electronic monitoring of parolees

         SecureAlert offers a unique combination of a 24-hour, seven-day-a-week monitoring center, combined with patented technology that combines GPS global positioning which locates offenders wherever they may be, two-way voice communications, and application-specific software, all packaged in one compact, tamper-resistant device worn by the offender. SecureAlert offers to parole agencies a turnkey service including equipment, real-time monitoring and training. The responsible enforcement agency is able to direct SecureAlert's monitoring center to establish parameters of movement by parolees or known predators and any breach in the pre-established rules by each offender triggers an alarm. At any time, day or night, professionally trained agents of SecureAlert, Inc. are able to communicate in real time with the offender through the device's built-in interactions capability. Additionally, agents are able to summon police if necessary.


Item 9.01      Financial Statements and Exhibits

(c)      Exhibits

Exhibt Number   Description
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    99.1        Press release dated September 19, 2006.


                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                      REMOTEMDX, INC.




                                      By: /s/ Michael G. Acton
                                         --------------------------------------
                                      Michael G. Acton, Chief Financial Officer

Date: September 19, 2006


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